United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 26, 1996


                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


    Nova Scotia, Canada                 1-3793                98-0085412
(State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)              File Number)        Identification No.)


            Suite 1410, One Palliser Square, 125 Ninth Avenue, S.E.,
                        Calgary, Alberta, Canada T2P 1G2
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events


         On June 26, 1996, the Company announced that the offering of 1,268,549 shares of its Limited Voting Shares at $5.50 was oversubscribed.

         A press release relating to these developments is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  (99)     Additional Exhibits.

                  (a)      Press release dated June 26, 1996.

                                   SIGNATURES





         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  CANADA SOUTHERN PETROLEUM LTD.
                                        (Registrant)




Date:  June 26, 1996               By /s/ Charles J. Horne
                                      --------------------
                                      Charles J. Horne
                                      President